UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2010 (July 30, 2010)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 21, 2010, the Dodd-Frank Wall Street and Consumer Protection Act (the “Dodd-Frank Act”) was enacted. Section 1503 of the Dodd-Frank Act contains new reporting requirements regarding mine safety, including disclosing on a Current Report on Form 8-K the receipt of an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 (the “Mine Act”) issued by the Mine Safety and Health Administration (“MSHA”).

On July 30, 2010, Performance Coal Company, a subsidiary of Massey Energy Company (the “Company”), and the operator of the Company’s Upper Big Branch Mine-South, received an imminent danger order under section 107(a) of the Mine Act citing the improper underground storage of a locked box containing explosives. On the same day, the order was terminated when the locked box of explosives was brought to the surface. The explosives were later removed from the mine property and disposed of. The condition cited in the order did not relate to the April 2010 Upper Big Branch tragic accident.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: August 23, 2010	By:	/S/ RICHARD R. GRINNAN
Richard R. Grinnan
Vice President and Corporate Secretary